Exhibit 99.3

Pro Forma Financial Information.

The following unaudited pro forma combined balance sheet has been derived from the unaudited consolidated balance sheet of C-Bond systems, Inc. and Subsidiary. (the “Company” or “we”) on June 30, 2021, and adjusts such information to give the effect of 1) the acquisition of 80% of Mobile Tint, LLC (“Mobile Tint”), as if it would have existed on June 30, 2021.  The unaudited combined pro forma combined balance sheet gives effect to the share exchange agreement between the Company and the member of Mobile Tint.

The following unaudited pro forma combined statements of operations for the year ended December 31, 2020 and for the six months ended June 30, 2021 have been derived from the consolidated statement of operations of the C-Bond Systems, Inc. The following unaudited pro forma combined statements of operations for the year ended December 31, 2020 and for the six months ended June 30, 2021 have been derived from the statement of operations of the Mobile Tint.

Mobile provides quality window tint solutions for auto, home, and business owners across Texas, specializing in automotive window tinting, residential window film, and commercial window film that stop harmful UV rays from passing through its window films for reduced glare, comfortable temperatures, and lower energy bills. Mobile also carry products that offer forced-entry protection and films that protect glass from scratches, graffiti, other types of vandalism, and even bullets, including C-Bond BRS and C-Bond Secure products. As part of the transaction, Mobile’s owner-operator, Michael Wanke, joined the Company as President of its Safety Patriot Glass Solutions Group.

The unaudited pro forma combined balance sheet and unaudited combined statements of operations are presented for informational purposes only and do not purport to be indicative of the combined financial condition that would have resulted if the acquisition would have existed on June 30, 2021 and December 31, 2020.

C-BOND SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

June 30, 2021

	C-Bond Systems, Inc.	Mobile Tint,
	and Subsidiary	LLC.
	June 30,	June 30,		Pro Forma Adjustments			Pro Forma
	2021	2021		Dr		Cr	Balamces
							(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$281,444	$222,211		$-		$-	$503,655
Accounts receivable, net	68,426	119,136		-		-	187,562
Inventory	74,072	73,066		-		-	147,138
Prepaid expenses and other current assets	41,632	-		-		-	41,632
Due from related party	12,567	-		-		-	12,567

Total Current Assets	478,141	414,413		-		-	892,554

OTHER ASSETS:
Property and equipment, net	13,739	143,391		-		-	157,130
Right of use asset, net	-	-	(3)	253,432		-	253,432
Intangible assets	-	-	(1)	694,921		-	694,921
Security deposit	7,132	-		-		-	7,132

Total Other Assets	20,871	143,391		948,353		-	1,112,615

TOTAL ASSETS	$499,012	$557,804		$948,353		$-	$2,005,169

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
Note payable, current portion	$556,200	$16,376		$-		$-	$572,576
Capital lease obligation payable, current portion	-	22,626		-		-	22,626
Accounts payable	747,503	53,683		-		-	801,186
Accrued expenses	223,143	102,451		-		-	325,594
Accrued compensation	399,671	-		-		-	399,671
Lease liability	-	-		-	(3)	40,778	40,778

Total Current Liabilities	1,926,517	195,136		-		40,778	2,162,431

LONG-TERM LIABILITIES:
Note payable, net of current portion	500,000	25,927		-		-	525,927
Capital lease obligation, net of current portion	-	33,211		-		-	33,211
Lease liability, net of current portion	-	-		-	(3)	212,654	212,654

Total Long-term Liabilities	500,000	59,138		-		212,654	771,792

Total Liabilities	2,426,517	254,274		-		253,432	2,934,223

Series B convertible preferred stock: $0.10 par value, 100,000 shares designated; 722 shares issued and outstanding at June 30, 2021 ($731,332 redemption and liquidation value at June 30, 2021)	731,332	-		-		-	731,332

Series C convertible preferred stock: $0.10 par value, 100,000 shares designated; 15,800 shares issued and outstanding at June 30, 2021 ($2,401,443 liquidation value at June 30, 2021)	1,600,962	-		-		-	1,600,962

SHAREHOLDERS' DEFICIT:
Preferred stock: $0.10 par value, 2,000,000 shares authorized; 100,000 Series B and 100,000 Series C designated	-	-		-		-	-
Common stock: $0.001 par value, 4,998,000,000 shares authorized; 241,050,965 and 269,071,981 (pro forma) issued and outstanding at June 30, 2021, respectively	241,051	-		-	(1)	28,021	269,072
Additional paid-in capital	49,778,041	303,530	(2)	36,031	(1)	666,900	50,712,440
Noncontrolling interest	-	-			(2)	36,031	36,031
Accumulated deficit	(54,278,891)	-		-		-	(54,278,891)

Total Shareholders' Deficit	(4,259,799)	303,530		36,031		730,952	(3,261,348)

Total Liabilities and Shareholders' Deficit	$499,012	$557,804		$36,031		$984,384	$2,005,169

See accompanying notes to unaudited pro forma combined financial statements.

C-BOND SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	C-Bond Systems, Inc. and Subsidiary	Mobile Tint, LLC
	For the Six Months	For the Six Months
	Ended June 30,	Ended June 30,	Pro Forma Adjustments			Pro Forma
	2021	2021	Dr		Cr.	Balances
						(Unaudited)

SALES	$289,320	$ 607,776 (4)	$20,056		$-	$877,040

COST OF SALES	55,551	367,966	-	(4)	20,056	403,461

GROSS PROFIT	233,769	239,810	20,056		20,056	473,579

OPERATING EXPENSES:
Compensation and related benefits	4,930,931	179,547	-		-	5,110,478
Research and development	(2,404)	-	-		-	(2,404)
Professional fees	516,946	53,114	-		-	570,060
General and administrative expenses	255,523	131,598	-		-	387,121

Total Operating Expenses	5,700,996	364,259	-		-	6,065,255

LOSS FROM OPERATIONS	(5,467,227)	(124,449)	20,056		20,056	(5,591,676)

OTHER EXPENSE:
Gain on extinguishment of debt	-	275,494	-		-	275,494
Other income	67,778	-	-		-	67,778
Derivative expense	-	-	-		-	-
Interest expense	(43,549)	(4,315)	-		-	(47,864)

Total Other Expense	24,229	271,179	-		-	295,408

(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES	(5,442,998)	146,730	20,056		20,056	(5,296,268)

INCOME TAXES	-	-	-		-	-

NET (LOSS) INCOME	(5,442,998)	146,730	20,056		20,056	(5,296,268)

Preferred Stock Dividend and Deemed Dividend	(2,867,054)	-	-		-	(2,867,054)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(8,310,052)	$146,730	$20,056		$20,056	$(8,163,322)

NET LOSS PER COMMON SHARE:
Net loss per common share - basic and diluted	$(0.04)					$(0.03)

Weighted average shares outstanding:
Basic and diluted	235,125,277					263,146,293

See accompanying notes to unaudited pro forma combined financial statements.

C-BOND SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	C-Bond Systems, Inc. and Subsidiary	Mobile Tint, LLC
	For the Year	For the Year
	Ended December 31,	Ended December 31,	Pro Forma Adjustments			Pro Forma
	2020	2020	Dr		Cr.	Balances
						(Unaudited)

SALES	$658,432	$ 2,079,764 (5)	$48,196		$-	$2,690,000

COST OF SALES	242,506	1,021,811	-	(5)	48,196	1,216,121

GROSS PROFIT	415,926	1,057,953	48,196		48,196	1,473,879

OPERATING EXPENSES:
Compensation and related benefits	3,741,051	421,289	-		-	4,162,340
Research and development	16,627	-	-		-	16,627
Professional fees	546,979	58,464	-		-	605,443
General and administrative expenses	588,302	297,551	-		-	885,853

Total Operating Expenses	4,892,959	777,304	-		-	5,670,263

(LOSS) INCOME FROM OPERATIONS	(4,477,033)	280,649	48,196		48,196	(4,196,384)

OTHER EXPENSE:
Gain on extinguishment of debt	877,823	-	-		-	877,823
Other income	6,574	10,000	-		-	16,574
Derivative expense	(90,623)	-	-		-	(90,623)
Interest expense	(751,184)	(15,214)	-		-	(766,398)

Total Other Expense	42,590	(5,214)	-		-	37,376

(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES	(4,434,443)	275,435	48,196		48,196	(4,159,008)

INCOME TAXES	-	-	-		-	-

NET (LOSS) INCOME	(4,434,443)	275,435	48,196		48,196	(4,159,008)

Preferred Stock Dividend and Deemed Dividend	(1,534,381)	-	-		-	(1,534,381)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(5,968,824)	$275,435	$48,196		$48,196	$(5,693,389)

NET LOSS PER COMMON SHARE:
Net loss per common share - basic and diluted	$(0.03)					$(0.03)

Weighted average shares outstanding:
Basic and diluted	172,978,187					200,999,203

See accompanying notes to unaudited pro forma combined financial statements.

Notes to Unaudited Pro Forma Combined Financial Statements

On June 30, 2021, the Company entered into a Share Exchange Agreement and Plan of Reorganization (the “Exchange Agreement”) with (i) Mobile Tint LLC, a Texas limited liability company doing business as A1 Glass Coating (“Mobile Tint”), (ii) the sole member of Mobile Tint (the “Mobile Shareholder”), and (iii) Michael Wanke as the Representative of the Mobile Shareholder. Pursuant to the Exchange Agreement, C-Bond agreed to acquire 80% of Mobile Tint’s units, representing 80% of Mobile Tint’s issued and outstanding capital stock (the “Mobile Shares”). On July 22, 2021, the Company closed the Exchange Agreement and acquired 80% of the Mobile Shares. The Mobile Shares were exchanged for 28,021,016 restricted shares of the Company’s common stock in an amount equal to $800,000, divided by the average of the closing prices of the Company’s common stock during the 30-day period immediately prior to the closing as defined in the Exchange Agreement. Two years after closing, the Company has the option to acquire the remaining 20% of Mobile Tint’s issued and outstanding membership interests in exchange for a number of shares of the Company’s common stock equal to 300% of Mobile Tint’s average EBIT value, divided by the price of the Company’s common stock as defined in the Exchange Agreement (the “Additional Closing”). Mobile Tint provides quality window tint solutions for auto, home, and business owners across Texas, specializing in automotive window tinting, residential window film, and commercial window film that stop harmful UV rays from passing through its window films for reduced glare, comfortable temperatures, and lower energy bills. Mobile Tint also carry products that offer forced-entry protection and films that protect glass from scratches, graffiti, other types of vandalism, and even bullets, including C-Bond BRS and C-Bond Secure products. As part of the transaction, Mobile Tint’s owner-operator, Michael Wanke, joined the Company as President of its Safety Patriot Glass Solutions Group.

We have derived the Company’s historical financial data on June 30, 2021 and for the six months ended June 30, 2021 from its unaudited consolidated financial statements contained on Form 10-Q as filed with the Securities and Exchange Commission and for the year ended December 31, 2020 from its audited financial statements contained on Form 10-K as filed with the Securities and Exchange Commission.

We have derived Mobile Tint’s historical financial statements as of June 30. 2021 and the six months ended June 30, 2021 from Mobile Tint’s unaudited financial statements and for the year ended December 31, 2020 from Mobile Tint’s audited financial statements contained in this Report on Form 8-K/A.

The unaudited combined pro forma balance sheet at June 30, 2021 gives effect to 1) the issuance of 28,021,016 common shares for the acquisition of 80% of Mobile Tint, 2) the recognition of noncontrolling interest, 3) the recognition of a right of use assets and related lease liability upon signing of a lease agreement with an entity related to the member of Mobile Tint, 4) the reduction of sales and cost of sales related to intercompany sales for the six months ended June 30, 2021, and 5) the reduction of sales and cost of sales related to intercompany sales for the year ended December 31, 2020, and includes the following pro forma adjustments.

	Debit	Credit
On June 30, 2021
1) To reflect the issuance of 28,021,016 shares of common stock at fair value
Intangible asset	694,921
Common stock		28,021
Paid-in capital		666,900

2) To recognize noncontrolling interest upon acquisition of 80% of Mobile Tint
Paid-in capital	36,031
Noncontrolling interest		36,031

3) To reflect right of use asset and related lease liability upon signing of operating lease with entity related to member of Mobile Tint
Right of use asset	253,432
Lease liability, current portion		40,778
Lease liability, net of current portion		212,654

4) To reduce sales and cost of sales for intercompany sales transactions for the six months ended June 30, 2021
Sales – C-Bond	20,056
Cost of sales – Mobile Tint		20,056

On December 31, 2020
5) To reduce sales and cost of sales for intercompany sales transactions for the year ended December 31, 2020
Sales – C-Bond	48,196
Cost of sales – Mobile Tint		48,196

The information presented in the unaudited pro forma combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Agreement and related Merger and all related transactions occurred as of the dates indicated, nor is it indicative of our future combined financial position or combined results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Agreement and all related transactions.

These unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of us and Mobile Tint.

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